Supplement dated June 16, 2011
to the Statement of Additional Information
for Principal Funds, Inc.
dated January 1, 2011 as amended and restated June 6, 2011

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

MANAGEMENT INFORMATION

Officers of the Fund
On page 28, add the following row to the table:

Position(s) Held
Name, Address	with Fund and	Positions with the Manager and its Affiliates;
and Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years**
Teresa M. Button	Treasurer	Treasurer (since 2011) for PMC, Princor, PSS, and Spectrum.
711 High Street	(since 2011)	Vice President and Treasurer since 2011 for PFD, PGI, PREI and
Des Moines, Iowa 50392		Edge. Vice President and Treasurer, PLIC.
1963